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                                                                    EXHIBIT 99

                            NATIONSBANK, N.A.
        MONTLHY SERVICING REPORT  --  BOATMEN'S AUTO TRUST 1995-A
                 APRIL 1, 1998 THROUGH APRIL 30, 1998




A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance	                               				$303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage				                               	28.11%
    (ii)  Class A-1 Notes Balance		                          			$85,300,000.00
    (iii) Class A-1 Notes Rate				                                   		5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage		                              				34.41%
    (ii)  Class A-2 Notes Balance				                        		$104,427,000.00
    (iii) Class A-2 Notes Rate		                                     				5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage		                              				33.47%
    (ii)  Class A-3 Notes Balance				                        		$101,576,574.00
    (iii) Class A-3 Notes Rate                                     						6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage		                          				4.00%
    (ii)  Class B Certificates Balance			                    			$12,137,649.00
    (iii) Class B Certificates Rate			                                			6.35%
(F) Servicing Fee Rate				                                             		1.00%
(G) Weighted Average Coupon (WAC)				                                  		8.51%
(H) Weighted Average Original Maturity (WAOM)		             				54.09 		months
(I) Weighted Average Remaining Maturity (WAM)			             			42.79 		months
(J) Number of Receivables			                                          		32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage				               		2.00%
    (ii)  Reserve Account Initial Deposit			                  			$6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c)
            if 1.25% loss and delinq triggers hit -
            otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance		                      				2.00%
          (b) Percent of Remaining Pool Balance			                    			3.25%
          (c) Trigger Percent of Remaining Pool Balance			            			6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance				                               		$44,888,069.37
(B) Total Note and Certificate Pool Factor			                     			0.1479300
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance			                                   			$0.00
    (ii) Class A-1 Notes Pool Factor	                           					0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance						                                   $0.00
    (ii) Class A-2 Notes Pool Factor		                           				0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance		                          				$32,750,420.37
    (ii) Class A-3 Notes Pool Factor				                           		0.3224210
(F) Class B Certificates
    (i)  Class B Certificates Balance			                     			$12,137,649.00
    (ii) Class B Certificates Pool Factor		                      				1.0000000
(G) Reserve Account Balance				                                		$6,050,591.04
(H) Cumulative Net Losses for All Prior Periods		             				1,917,629.45
(I) Net Loss Ratio for Second Preceding Period		                    				-0.11%
(J) Net Loss Ratio for Preceding Period					                            	2.66%
(K) Delinquency Ratio for Second Preceding Period			                  			0.89%
(L) Delinquency Ratio for Preceding Period		                         				0.68%
(M) Weighted Average Coupon (WAC)				                                  		8.65%
(N) Weighted Average Remaining Maturity (WAM)					             	20.18 		months
(O) Number of Receivables				                                         		10,237

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections			                            			$3,905,836.79
    (ii)  Not Used			                                                  			0.00
    (iii) Repurchased Loan Proceeds Related to Principal			            			0.00
    (iv) Other Refunds Related to Principal					                         	0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections		                                				328,117.71
    (ii)  Repurchased Loan Proceeds Related to Interest			             			0.00
(C) Weighted Average Coupon (WAC)			                                  			8.66%
(D) Weighted Average Remaining Maturity (WAM)				             		19.49 		months
(E) Remaining Number of Receivables                                						9,678
(F) Delinquent Receivables
		                                 		Dollar Amount 		         # Units
                                     -------------            -------
    (i)  30-59 Days Delinquent				         965,038 	    2.36%  	 208 	  	2.15%
    (ii)  60-89 Days Delinquent				        142,597 	    0.35%	    37     0.38%
    (iii) 90 Days or More Delinquent			    	87,073 	    0.21%	    19 		  0.20%

(G) Repossessions
	                                 			Dollar Amount 		         # Units
                                     -------------            -------
	                                       			159,852     	0.39%	    22 		   0.23%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 			                        			$27,443.33
(B) Aggregate Net Losses before Liquidation Proceeds
      and Recoveries for Collection Period				                     		37,263.57
(C) Liquidated Receivables Information
    (i)   Not Used	                                                  					0.00
    (ii)  Not Used                                                  						0.00
    (iii) Recoveries on Previously Liquidated Contracts					        	18,873.78
(D) Aggregate Net Losses for Collection Period			                 			18,389.79
(E) Actual Number of Days in Interest Period		                          				30

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections	                      			               		$328,117.71
(B) Not Used				                                                        		0.00
(C) Repurchased Loan Proceeds Related to Interest		                   				0.00
(D) Recoveries from Prior Month Charge Offs			                    			18,873.78
(E) Investment Earnings from the Reserve Account				               		27,443.33
(F) Total Interest Collections			                 		               	374,434.82

Principal:
(G) Principal Payments Received					                            	$3,905,836.79
(H) Not Used		                                                        				0.00
(I) Repurchased Loan Proceeds Related to Principal					                  	0.00
(J) Other Refunds Related to Principal		                               		 0.00
(K) Total Principal Collections			                             			3,905,836.79

(L) Total Collections                                      						$4,280,271.61


II. DISTRIBUTIONS              		                         						Per $1,000 of
----------------- 				           	 		                        	Original Balance
                                                              ----------------
(A) Total Interest Collections		                 				$374,434.82
(B) Servicing Fee 			                              			$37,406.72 	       	0.12

Interest						                                              	  	Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due		       				$0.00           		0
    (ii)  Class A-1 Notes Monthly Interest Paid
            (after reserve fund draw)				                 		0.00 	          	0
    (iii) Class A-1 Notes Monthly Interest
                                                 ---------------
            Shortfall (after reserve fund draw)				      		$0.00 	          	0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due	       					$0.00           		0
    (ii)  Class A-2 Notes Monthly Interest Paid
            (after reserve fund draw)				                 		0.00           		0
    (iii) Class A-2 Notes Monthly Interest
                                                 ---------------
            Shortfall (after reserve fund draw)		      				$0.00           		0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due 						$166,481.30 		1.638973407
    (ii)  Class A-3 Notes Monthly Interest Paid
            (after reserve fund draw)				           		166,481.30 		1.638973407
    (iii) Class A-3 Notes Monthly Interest
                                                 ---------------
            Shortfall (after reserve fund draw)	      					$0.00           		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due 		$64,228.39 		5.291666667
    (ii)  Class B Certificates Monthly Interest Paid
            (after reserve fund draw)		            				64,228.39 		5.291666667
    (iii) Class B Certificates Monthly Interest
                                                 ---------------
            Shortfall (after reserve fund draw)	      					$0.00          		 0
(G) Total Note and Certificate Interest Paid
       (after reserve fund draw)			               			$230,709.69
(H) Excess Interest			                            			$106,318.41

Principal
(I) Total Principal Collections			              			$3,905,836.79
(J) Draw on Reserve Fund for realized losses 		    				37,263.57
(K) Total Amount Available for Principal
      Distribution 	                          					$3,943,100.36
                                                               		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due		       				0.00           		0
    (ii)  Class A-1 Notes Monthly Principal Paid
            (after reserve fund draw)					                 	0.00           		0
    (iii) Class A-1 Notes Monthly Principal
                                                 ---------------
            Shortfall (after reserve fund draw)       						0.00           		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due		       				0.00 		          0
    (ii)  Class A-2 Notes Monthly Principal Paid
            (after reserve fund draw)	                 					0.00 	          	0
    (iii) Class A-2 Notes Monthly Principal
                                                 ---------------
            Shortfall (after reserve fund draw)	       					0.00 		          0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due		 		3,943,100.36 		38.81899344
    (ii)  Class A-3 Notes Monthly Principal Paid
            (after reserve fund draw)			         			3,943,100.36 		38.81899344
    (iii) Class A-3 Notes Monthly Principal
                                                 ---------------
            Shortfall (after reserve fund draw)		       				0.00 		          0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due	  					0.00 		          0
    (ii)  Class B Certificates Monthly Principal Paid
            (after reserve fund draw)		                 				0.00 		          0
    (iii) Class B Certificates Monthly Principal
                                                 ---------------
            Shortfall (after reserve fund draw)		       				0.00 	          	0
(P) Total Note and Certificate Principal Paid	 					3,943,100.36
(Q) Total Distributions			                       			4,211,216.77
(R) Excess Servicing Releases from Reserve
      Account to Servicer			                        			50,821.43
(S) Amount of Draw from Reserve Account					          	37,263.57
(T) Draw from Reserve Account plus Total
      Available Amount		                        				4,317,535.18

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                            				Beginning           		End
                                            				of Period        		of Period
                                            ----------------  ----------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance				       $44,888,069.37 	  	$40,944,969.01
    (ii)   Total Note and Certificate
             Pool Factor				                      0.1479300        		0.1349354
    (iii)  Class A-1 Notes Balance	                 			0.00 		            0.00
    (iv)   Class A-1 Notes Pool Factor	        			0.0000000 	       	0.0000000
    (v)    Class A-2 Notes Balance	                 			0.00 	            	0.00
    (vi)   Class A-2 Notes Pool Factor		        		0.0000000 	       	0.0000000
    (vii)  Class A-3 Notes Balance		        		32,750,420.37 	   	28,807,320.01
    (viii) Class A-3 Notes Pool Factor		        		0.3224210 	       	0.2836020
    (ix)   Class B Certificates Balance			   	12,137,649.00    		12,137,649.00
    (x)    Class B Certificate Pool Factor		    		1.0000000 	       	1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)		           		8.65%		            8.66%
    (ii)  Weighted Average Remaining
            Maturity (WAM)                			 	20.18	months	      19.49	months
    (iii) Remaining Number of Receivables			        	10,237 	           	9,678
    (iv)  Portfolio Receivable Balance		   		$44,888,069.37   		$40,944,969.01

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance	                    							$6,050,591.04
(B) Draw for Realized losses					                                 			37,263.57
(C) Draw for Servicing Fee						                                        		0.00
(D) Draw for Class A-1 Notes Interest Amount			                      					0.00
(E) Draw for Class A-2 Notes Interest Amount					                      			0.00
(F) Draw for Class A-3 Notes Interest Amount						                      		0.00
(G) Draw for Class B Certificates Interest Amount			                  				0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates						 		37,263.57
(I) Excess Interest				                                         				106,318.41
(J) Reserve Account Balance Prior to Release								              6,119,645.89

(K) Reserve Account Required Amount							                       	6,068,824.46

(L) Final Reserve Account Required Amount							                 	6,068,824.46

(M) Reserve Account Release to Servicer							                      	50,821.43

(N) Ending Reserve Account Balance							                        	6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds
      and Recoveries for Collection Period					                  			$37,263.57
(B) Liquidated Contracts
    (i)   Not Used		                                                						0.00
    (ii)  Not Used					                                                			0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			18,873.78
(C) Aggregate Net Losses for Collection Period				               				18,389.79
(D) Net Loss Ratio for Collection Period (annualized)				            				0.51%
(E) Cumulative Net Losses for all Periods			                 					1,936,019.24
(F) Delinquent Receivables
                                   				Dollar Amount 		       # Units
                                       -------------          -------
    (i)  30-59 Days Delinquent		           		965,038 	   2.36%   	208  		2.15%
    (ii)  60-89 Days Delinquent		          		142,597 	   0.35%	    37 	 	0.38%
    (iii) 90 Days or More Delinquent			      	87,073    	0.21%	    19  		0.20%

(G) Repossessions
                                   				Dollar Amount 		       # Units
                                       -------------          -------
                                         				159,852    	0.39%    	22  		0.23%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period					                      			-0.11%
    (ii) Preceding Collection Period						                             		2.66%
    (iii) Current Collection Period						                              		0.51%
    (iv) Three Month Average (Avg(i,ii,iii))						                     		1.02%

(B) Ratio of Balance of Contracts Delinquent 60 Days
      or More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period					                       			0.89%
    (ii) Preceding Collection Period					                             			0.68%
    (iii) Current Collection Period				                              				0.56%
    (iv) Three Month Average (Avg(i,ii,iii))				                     				0.71%

(C) Loss and Delinquency Trigger Indicator						         		Trigger was not hit







The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge and
belief that the above information is true and correct.





/s/ William Kinyua                            					/s/ Leslie J. Fitzpatrick
------------------                                 -------------------------
    William Kinyua	                                				Leslie J. Fitzpatrick
    Vice President 				                               	Senior Vice President

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